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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007

                                O. I. CORPORATION
             (Exact name of registrant as specified in its charter)

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
          Oklahoma                        0-6511                  73-0728053
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

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
151 Graham Road, P.O. Box 9010, College Station, Texas            77842-9010
      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (979) 690-1711

________________________________________________________________________________
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 15, 2007, O. I. Corporation issued a press release reporting its results of operations for its fiscal quarter ended March 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. EXHIBITS AND FINANCIAL STATEMENTS.

(D)  EXHIBITS

     Exhibit 99.1 Press Release dated May 15, 2007

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        O. I. CORPORATION

                                        Date: May 16, 2007


                                        By: /s/ J. Bruce Lancaster
                                            ------------------------------------
                                            J. Bruce Lancaster,
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NO.   DESCRIPTION
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
99.1          Press Release of O. I. Corporation dated May 15, 2007
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